                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                                Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                                       1,500,000

         Data Labs, Inc. 1996 Stock
         Option Plan                                                10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                              By: /s/ Paul A. Allaire
                                              ________________________
                                              Name:  Paul A. Allaire
                                              Title: Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                                Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                                        1,500,000

         Data Labs, Inc. 1996 Stock
         Option Plan                                                 10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                                  By: /s/ Carla A. Hills
                                                  __________________________
                                                  Name:  Carla A. Hills
                                                  Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                        Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                               1,500,000

         Data Labs, Inc. 1996 Stock
         Option Plan                                        10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                            By: /s/ Drew Lewis
                                            __________________________
                                            Name:  Drew Lewis
                                            Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                                Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                                       1,500,000

         Data Labs, Inc. 1996 Stock
         Option Plan                                                10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                                 By: /s/ Richard A. McGinn
                                                 __________________________
                                                 Name:  Richard A. McGinn
                                                 Title: Chairman of the Board
                                                            and Chief Executive
                                                            Officer

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                                Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                                       1,500,000

         Data Labs, Inc. 1996 Stock
         Option Plan                                                10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                               By: /s/ Paul H. O'Neill
                                               __________________________
                                               Name:  Paul H. O'Neill
                                               Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                                Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                                       1,500,000

         Data Labs, Inc. 1996 Stock
         Option Plan                                                10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                               By: /s/ Donald S. Perkins
                                               __________________________
                                               Name:  Donald S. Perkins
                                               Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                                Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                                       1,500,000

         Data Labs, Inc. 1996 Stock
         Option Plan                                                10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                              By: /s/ Henry B. Schacht
                                              __________________________
                                              Name:  Henry B. Schacht
                                              Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                                Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                                       1,500,00

         Data Labs, Inc. 1996 Stock
         Option Plan                                               10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                                  By: /s/ Franklin A. Thomas
                                                  __________________________
                                                  Name:  Franklin A. Thomas
                                                  Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                                Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                                       1,500,000

         Data Labs, Inc. 1996 Stock
         Option Plan                                                10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                                 By: /s/ John A. Young
                                                 __________________________
                                                 Name:  John A. Young
                                                 Title: Director

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                                Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                                       1,500,000

         Data Labs, Inc. 1996 Stock
         Option Plan                                                10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                                 By: /s/ Donald K. Peterson
                                                 __________________________
                                                 Name:  Donald K. Peterson
                                                 Title: Executive Vice
                                                        President and Chief
                                                        Financial Officer

                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Plans listed below:

                  Benefit Plan                                Number of Shares

         Yurie Systems, Inc. Amended
         and Restated 1996 Nonstatutory
         Stock Option Plan                                       1,500,000

         Data Labs, Inc. 1996 Stock
         Option Plan                                                10,000

; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of May, 1998.



                                                  By: /s/ James S. Lusk
                                                  ________________________
                                                  Name:  James S. Lusk
                                                  Title: Vice President and
                                                             Controller